Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated July 15, 2022 to certain current variable life and annuity prospectuses, initial summary prospectuses and updating summary prospectuses

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and life policies and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Appendix in the Prospectuses. As applicable to your contract or policy, please note the following changes:

A.	Asset Class Changes for Certain Portfolios

On April 29, 2022, the asset class of the Franklin Multi-Asset Dynamic Multi-Strategy VIT was changed from the “Specialty” to the “Asset Allocation”. Therefore, the “Type” for the Franklin Multi-Asset Dynamic Multi-Strategy VIT referenced in the “Appendix: Portfolio Companies available under the contract in the Prospectus is hereby also changed from “Specialty” to “Asset Allocation”.

On April 29, 2022, the asset class of the Putnam VT Multi-Asset Absolute Return Fund was changed from the “Asset Allocation” to the “Specialty”. Therefore, the “Type” for the Putnam VT Multi-Asset Absolute Return Fund referenced in the “Appendix: Portfolio Companies available under the contract in the Prospectus is hereby also changed from “Asset Allocation” to “Specialty”.

On April 29, 2022, the asset class of the Templeton Global Bond VIP Fund was changed from the “Specialty” to the “Fixed Income”. Therefore, the “Type” for the Templeton Global Bond VIP Fund referenced in the “Appendix: Portfolio Companies available under the contract in the Prospectus is hereby also changed from “Specialty” to “Fixed Income”.

B.	Name Change for AB VPS International Growth Portfolio

On May 1, 2022, AB VPS International Growth Portfolio changed its name to Sustainable International Thematic Portfolio. Accordingly, all references to the Portfolio in the prospectus are hereby also changed.

C.	Multimanager Technology Sub Adviser Change

Effective May 27, 2022, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) was removed as the sub-adviser to the Active Allocated Portion of the Multimanager Technology Portfolio (the “Portfolio”).* Therefore, all references to AllianzGI U.S. in the Prospectus are hereby deleted in their entirety. Equitable Investment Management Group, LLC will remain as the Investment Manager of the Portfolio.

*	The removed sub adviser’s name may continue to be used in certain documents for a period of time after the date of this Supplement.

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in

MI and TN) and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2022 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

All rights reserved.

Equitable Financial Life Insurance

Company 1290 Avenue of the Americas,

New York, NY 10104.

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd., Jersey City,

NJ 07310 212-554-1234

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